EXHIBIT 10.2
LIMITED WAIVER TO CREDIT AGREEMENT
This LIMITED WAIVER TO CREDIT AGREEMENT (this “Waiver”) is entered into as of March 2, 2023, among ASHFORD HOSPITALITY LIMITED PARTNERSHIP (the “Borrower”), ASHFORD HOSPITALITY TRUST, INC. (the “Parent”), the guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”) and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).
RECITALS:
A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of January 15, 2021, as amended by that certain Amendment No. 1, dated as of October 12, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”).
B. The Borrower, the Parent, the Guarantors, the Administrative Agent and the Lenders have agreed to waive certain provisions set forth in the Credit Agreement, as more fully set forth herein.
AGREEMENT:
In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Parent, the Guarantors, the Administrative Agent, and the Lenders party hereto agree as follows:
Section 1.Definitions. Capitalized terms used in this Waiver but not defined have the meaning provided in the Credit Agreement, as modified hereby. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after giving effect to this Waiver, refer to the Credit Agreement, as modified hereby.
Section 2.Acknowledgement and Waiver. The Borrower, the other Loan Parties, the Lenders and the Administrative Agent hereby acknowledge and agree that:
(a) certain deferred cash grants were or are being awarded to employees and/or officers of the Parent, the Advisor and/or their Affiliates pursuant to equity compensation plans during 2022 and 2023, in aggregate amounts of $7,950,817 in 2022 and $13,063,844 in 2023 (i.e. $21,014,661 in the aggregate) (the “Specified Deferred Cash Grants”), which the parties hereto have agreed may be made (and were or are being made) in lieu of deferred stock grants that would otherwise be permitted and made under the terms of the Advisory Agreement;
(b) accordingly, (i) the departure from the terms of the Advisory Agreement in making the Specified Deferred Cash Grants as described in the foregoing clause (a) shall be deemed to be permitted under Section 7.13(b) of the Credit Agreement; provided, however, the Borrower and the other Loan Parties agree that the Specified Deferred Cash Grants, together with any other Restricted Payments made pursuant to Section 7.06(f) of the Credit Agreement, shall not exceed $30,000,000 in the aggregate; (ii) the Lenders and the Administrative Agent hereby waive non-compliance with Section 7.13(b), if any, prior to the date hereof, which resulted or would result (absent this waiver) from the making of the Specified Deferred Cash Grants in accordance with the foregoing provisions of this Section 2, and (iii) effective from the date hereof Section 7.13(b) shall be deemed to be amended to permit the Specified Deferred Cash Grants in accordance with the foregoing provisions of this Section 2; and

(c) the waiver contained in this Waiver shall be effective only in this instance and for the specific purpose for which it was intended and shall not be deemed to be a consent to any other transaction or matter or waiver of compliance in the future, or a waiver of any preceding or succeeding breach of the same or any other covenant or provision of the Credit Agreement.
Section 3.Representations and Warranties. Each Loan Party, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:
(a) they have the legal power and authority to execute and deliver this Waiver;
(b) the officers executing this Waiver on behalf of the Loan Parties have been duly authorized to execute and deliver the same and bind the Loan Parties with respect to the provisions hereof;
(c) immediately after giving effect to this Waiver, no Default or Event of Default exists under the Credit Agreement;
(d) this Waiver constitutes the legal, valid and binding agreement and obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles relating to enforceability (regardless of whether enforcement is sought in equity or at law); and
(e) each of the representations and warranties set forth in Section 5 of the Credit Agreement and in each other Loan Document is true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof after giving effect to this Waiver, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of such earlier date.
Section 4.Miscellaneous.
4.1 Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement, as modified hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement (as modified hereby) and the other Loan Documents shall remain in full force and effect and be unaffected hereby. This Waiver shall constitute a “Loan Document” for all purposes under and pursuant to the Credit Agreement and the other Loan Documents.
4.2 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
4.3 Counterparts. This Waiver may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature or other electronic transmissions, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.4 Governing Law; Consent to Jurisdiction. The provisions of Sections 11.14 and 11.15 of the Credit Agreement shall be set forth herein mutatis mutandis.
4.5 Costs and Expenses. The out-of-pocket expenses incurred by the Administrative Agent or any Lender in connection with the preparation, negotiation, execution, delivery and administration of this Waiver shall be paid by the Borrower in accordance with Section 11.04(a) of the Credit Agreement.
4.6 Release. By signing below, each Loan Party hereby releases, remises, acquits and forever discharges the Administrative Agent, the Lenders and their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Waiver or any other Loan Document (collectively, the “Released Matters”). Each Loan Party hereby acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Loan Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

[Signature pages follow.]

IN WITNESS WHEREOF, this Waiver has been duly executed and delivered as of the date first above written.

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ J. Robison Hays III
Name: J. Robison Hays III
Title: Chief Executive Officer

ASHFORD OP GENERAL PARTNER LLC ASHFORD OP LIMITED PARTNER LLC

By: /s/ J. Robison Hays III
Name: J. Robison Hays III
Title: President and Chief Executive Officer

ASHFORD HOSPITALITY LIMITED PARTNERSHIP

By: Ashford OP General Partner LLC, its general partner

By: /s/ Alex Rose
Name: Alex Rose
Title: Executive Vice President, General Counsel and Secretary

ASHFORD A-3 MEZZ LLC
ASHFORD AA SENIOR MEZZ LLC
ASHFORD C-1 LLC
ASHFORD C-2 LLC
ASHFORD CHAMBERS GP LLC
ASHFORD CREDIT HOLDING LLC
ASHFORD D-3 MEZZ LLC
ASHFORD FIVE JUNIOR HOLDER LLC
ASHFORD FIVE JUNIOR MEZZ LLC
ASHFORD FIVE SENIOR MEZZ LLC
ASHFORD G-3 MEZZ LLC
ASHFORD IHC LLC
ASHFORD JUNIOR A LLC
ASHFORD JUNIOR B LLC
ASHFORD JUNIOR Ml LLC
ASHFORD JUNIOR M2 LLC
ASHFORD LE PAVILLON SENIOR MEZZ LLC
ASHFORD POOL C2 JUNIOR HOLDER LLC
ASHFORD POOL C2 JUNIOR MEZZ LLC
ASHFORD POOL C2 SENIOR MEZZ LLC
ASHFORD SENIOR M1 LLC
ASHFORD SENIOR M2 LLC
ASHFORD TEN JUNIOR MEZZ LLC
ASHFORD TEN SENIOR MEZZ LLC
ASHFORD WQ HOTEL GP LLC
HH MEZZ BORROWER A-4 LLC
HH MEZZ BORROWER G-4 LLC
HH SWAP C LLC HH SWAP C-1 LLC
HH SWAP F LLC HH SWAP F-1 LLC
PIM HIGHLAND HOLDING LLC RFS SPE 2000 LLC

By: /s/ Alex Rose
Name: Alex Rose
Title: Vice President and Secretary

ASHFORD TRS AA SENIOR MEZZ LLC
ASHFORD TRS ASHTON HOLDER LLC
ASHFORD TRS C-I LLC
ASHFORD TRS C-2 LLC
ASHFORD TRS CHAMBERS LLC
ASHFORD TRS FIVE JUNIOR HOLDER I LLC
ASHFORD TRS FIVE JUNIOR HOLDER II LLC
ASHFORD TRS FIVE JUNIOR HOLDER III LLC
ASHFORD TRS FIVE JUNIOR HOLDER IV LLC
ASHFORD TRS FIVE JUNIOR HOLDER V LLC
ASHFORD TRS FIVE JUNIOR MEZZ I LLC
ASHFORD TRS FIVE JUNIOR MEZZ II LLC
ASHFORD TRS FIVE JUNIOR MEZZ III LLC
ASHFORD TRS FIVE JUNIOR MEZZ IV LLC
ASHFORD TRS FIVE JUNIOR MEZZ V LLC
ASHFORD TRS FIVE SENIOR MEZZ I LLC
ASHFORD TRS FIVE SENIOR MEZZ II LLC
ASHFORD TRS FIVE SENIOR MEZZ III LLC
ASHFORD TRS FIVE SENIOR MEZZ IV LLC
ASHFORD TRS FIVE SENIOR MEZZ V LLC
ASHFORD TRS JUNIOR A LLC ASHFORD TRS JUNIOR B LLC
ASHFORD TRS JUNIOR MI LLC
ASHFORD TRS JUNIOR M2 LLC
ASHFORD TRS LE PA VILLON SENIOR MEZZ LLC
ASHFORD TRS POOL C2 JUNIOR HOLDER LLC
ASHFORD TRS POOL C2 JUNIOR MEZZ LLC
ASHFORD TRS POOL C2 SENIOR MEZZ LLC
ASHFORD TRS POOL C3 JUNIOR HOLDER LLC
ASHFORD TRS POOL C3 JUNIOR MEZZ LLC
ASHFORD TRS POOL C3 SENIOR MEZZ LLC
ASHFORD TRS SENIOR M1 LLC
ASHFORD TRS SENIOR M2 LLC
ASHFORD TRS TEN JUNIOR MEZZ LLC
ASHFORD TRS TEN SENIOR MEZZ LLC
ASHFORD TRS WQ LLC HH MEZZ BORROWER D-2 LLC
HH MEZZ BORROWER D-4 LLC
AH TENANT CORPORATION
ASHFORD TRS CORPORATION
ASHFORD TRS VI CORPORATION
CRYSTAL CITY TENANT CORP.
LEE VISTA TENANT CORP.
SANTA CLARA TENANT CORP.

By: /s/ Deric S. Eubanks
Name: Deric S. Eubanks
Title: President and Secretary

ASHFORD CHAMBERS LP

By: ASHFORD CHAMBERS GP LLC, its general partner

By: /s/ Alex Rose
Name: Alex Rose
Title: Vice President and Secretary

ASHFORD WQ HOTEL LP

By: ASHFORD WQ HOTEL GP LLC, its general partner

By: /s/ Alex Rose
Name: Alex Rose
Title: Vice President and Secretary

ASHFORD WQ LICENSEE LLC

By: ASHFORD TRS CORPORATION, its sole member

By: /s/ Deric S. Eubanks
Name: Deric S. Eubanks
Title: President

OCM AHT HOLDINGS, LLC
By: Oaktree Fund GP, LLC, its Manager
By: Oaktree Fund GP I, L.P., its Managing Member

By: /s/ Jordan Mikes
Name: Jordan Mikes
Title: Authorized Signatory

By: /s/ Brian Laibow
Name: Brian Laibow
Title: Authorized Signatory

ROF8 AHT PT, LLC

By: /s/ Taejo Kim
Name: Taejo Kim
Title: Authorized Signatory

By: /s/ Cary Kleinman
Name: Cary Kleinman
Title: Authorized Signatory

OAKTREE PHOENIX INVESTMENT FUND AIF (DELAWARE), L.P.
By: Oaktree Fund AIF Series, L.P. – Series U, its General Partner
By: Oaktree Fund GP AIF, LLC, its General Partner
By: Oaktree Fund GP III, L.P., its Managing Member

By: /s/ Jordan Mikes
Name: Jordan Mikes
Title: Authorized Signatory

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Authorized Signatory

OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent
By: Oaktree Capital Management, L.P., its Managing Member

By: /s/ Henry Orren
Name: Henry Orren
Title: Vice President

By: /s/ Brian Price
Name: Brian Price
Title: Managing Director